UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2012

ARMSTRONG WORLD INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-2116	23-0366390
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 3001, Lancaster, Pennsylvania		17604
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (717) 397-0611

NA

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Amendments to Contracts with Officers

Effective December 31, 2012, Armstrong World Industries, Inc. (“Company”) entered into the (i) form of Amendment to Change In Control Agreement (“Amendment”) filed herewith as Exhibit 10.1 with each of the members of the Company’s senior management listed on Exhibit 10.2 filed herewith; (ii) Amendment to Change In Control Agreement (“Espe Amendment” and, together with the Amendment, “Amendments”) filed herewith as Exhibit 10.3 with Matthew Espe, the Company’s Chief Executive Officer and President; and (iii) Letter Agreement (“Espe Letter”) with Mr. Espe filed herewith as Exhibit 10.4.

The Amendments provide for a common renewal date of August 1 in order to align the Board of Director’s (“Board”) assessments and determinations with respect to all of the change in control agreements with its annual review of senior management performance at its regularly scheduled meeting in April, as the change in control agreements require ninety (90) days’ notice for any non-renewal. The Amendments also alleviate the administrative burden for the Company and its Board of renewing change in control agreements at different times. Previously, the change in control agreements provided for annual renewals based on the original execution and/or effective date of the respective agreements. The foregoing summary of the Amendments does not purport to be complete and is qualified in its entirety by reference to Exhibits 10.1 and 10.3, which, along with Exhibit 10.2, are incorporated herein by reference.

The Espe Letter amends Mr. Espe’s Employment Agreement dated as of June 24, 2010 in order to provide for compliance with Internal Revenue Code Section 409A provisions regarding payments that are contingent on the execution of a release. The foregoing summary of the Espe Letter does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.4 incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

No. 10.1	Form of Amendment to Change in Control Agreement, effective December 31, 2012

No. 10.2	Schedule of Officers Party to Form of Amendment to Change in Control Agreement, effective December 31, 2012

No. 10.3	Amendment to Change in Control Agreement with Matthew Espe, effective December 31, 2012

No. 10.4	Letter Agreement with Matthew Espe, effective December 31, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMSTRONG WORLD INDUSTRIES, INC.

By:	/s/ Mark A. Hershey
Mark A. Hershey
Senior Vice President, General Counsel and Secretary

Date: January 4, 2013

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